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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  July 25, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

           Utah                     000-28452                     87-0355929

     (State or Other          (Commission File Number)         (IRS Employer
       Jurisdiction                                          Identification No.)
    Of Incorporation)


         9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
                    (Address of Principal Executive Offices)


                                 (952) 941-4080
              (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.
          ------------

     On July 25, 2001, United Shipping & Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference relating to a notice that it received from Nasdaq indicating that the company fails to comply with the marketplace capitalization requirements for continued listing, and that its securities are, therefore, subject to delisting from the Nasdaq SmallCap Market.


ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               Exhibit No.    Description
               -----------    -----------

               99.1 Press release dated July 25, 2001 relating to a notice that the Registrant received from Nasdaq indicating that its securities are subject to delisting from the Nasdaq SmallCap Market.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: July 26, 2001                    By: /s/ Wesley C. Fredenburg
                                           ------------------------------------
                                       Name:  Wesley C. Fredenburg
                                       Title:     Secretary and General Counsel
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                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------

   99.1 Press release dated July 25, 2001 relating to a notice that the Registrant received from Nasdaq indicating that its securities are subject to delisting from the Nasdaq SmallCap Market.